Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

SILICON GRAPHICS REPORTS FIRST QUARTER FISCAL YEAR 2009 RESULTS

Continued Improvement in Operating Results

SUNNYVALE, Calif. (November 4, 2008) — Silicon Graphics, Inc. (NASDAQ: SGIC) today announced financial results for the first quarter of fiscal year 2009, which ended September 26, 2008.

SGI’s Webcast and conference call to discuss results is Tuesday, November 4 at 2:00 p.m. PST. The Webcast and presentation materials will be available on the SGI Investors Relations Web page at the time of the call at www.sgi.com/company_info/investors/.

First Quarter FY09 Highlights

Overall in its first quarter, SGI:

•        Delivered revenue at the high end of the range provided in the fourth quarter earnings call

•        Saw a continued improvement in operating expenses and closely managed working capital

•        Continued efforts to expand its Services business and improved quarterly and year-over-year revenue results

•        Saw no major impact on customer buying patterns stemming from the current international credit crisis, though the Company continues to carefully control expenses and manage cash in an uncertain economic climate

“Throughout the quarter, SGI continued to hold its own in an economic environment that presented challenges around the world,” said Silicon Graphics CEO Robert “Bo” Ewald. “We saw solid Services revenue, continued to deliver our award-winning compute, storage and visualization solutions, and did the hard work necessary to reduce our operating costs.”

First Quarter GAAP Results

Revenue for the first quarter was $92.8 million, compared to $93.9 million in the fourth quarter of the prior year and $91.1 million in the first quarter of the prior year, representing a one percent decline and a two percent increase, respectively. Operating expenses were $55.8 million for the first quarter of fiscal 2009, compared to $58.1 million for the previous quarter and $54.7 million in the first quarter of the prior year, representing a four percent decline and a two percent increase, respectively.

Corporate Headquarters: 1140 E. Arques Ave. Sunnyvale, CA 94085 Telephone 408-524-1980 sgi.com MEDIA CONTACT Marla Robinson marlar@sgi.com 256.773.2371 SGI PR HOTLINE 408-524-2810

SGI Reports First Quarter Fiscal Year 2009 Results/2

Pro Forma Results

Pro forma results comprise non-GAAP financial measures that facilitate comparison of the Company’s results of operations to previous fiscal periods. Pro forma revenue was $117.5 million in the first quarter of fiscal 2009, compared to $121.5 million in the fourth quarter of the prior year and $120.7 million in the first quarter of the prior year. Pro forma revenue excludes the impact of fresh start accounting and the deferral of the Company’s recognition of revenues for certain of the Company’s transactions where software is more than incidental to the overall solution. Pro forma gross margin, which is adjusted for similar items and also for amortization of intangibles, stock-based compensation expense and the non-cash impact of the acquisition of certain Linux Networx assets, was 30 percent for the first quarter of fiscal 2009, compared to 37 percent in the fourth quarter of the prior year and 34 percent in the first quarter of the prior year. Pro forma operating expenses, which exclude restructuring, stock-based compensation expense, amortization of intangibles, the non-cash impact of the acquisition of certain Linux Networx assets, and the impact of fresh start accounting, were $48.5 million in the first quarter of fiscal 2009, compared to $53.2 million in the fourth quarter of the prior year and $51.5 million in the first quarter of the prior year. Adjusted pro forma earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDAR) for the first quarter of fiscal 2009 was a loss of $7.0 million, compared to a loss of $3.0 million for the fourth quarter of the prior year and a loss of $3.8 million in the first quarter of the prior year.

“In reporting our results for what is seasonally a soft quarter, we were on track with the guidance we had provided earlier,” said SGI Chief Financial Officer Kathy Lanterman. “During the quarter, we were able to reduce spending and, as a result, more effectively manage capital.”

“As we look ahead into the remainder of the fiscal year, we are poised to pursue the opportunities presented by several exciting new innovations, including the Silicon Graphics® VUE™ software family, which we launched globally on October 28,” added Ewald. “This strategic addition to our line of visualization solutions promises to change the way people create, distribute and use visual information. With VUE, organizations can boost productivity and competitiveness by viewing and interacting with any information, anywhere, and on any device.”

The Company uses certain financial measures, including the “pro forma” financial measures, bookings and backlog, that are not determined in accordance with generally accepted accounting principles (GAAP) in the United States. Bookings, also referred to as orders, reflect authorized orders for the Company’s products and professional services accepted in the period that are expected to ship in the next twelve months. Backlog is the cumulative bookings for which the Company has not yet recognized revenue. Management believes that these non-GAAP financial measures, bookings and backlog are useful to investors because they facilitate period to period comparisons of SGI performance and because they help investors view the Company’s results of operations through the eyes of management and the Company’s lenders. The Company’s credit line covenants, management reporting and incentive plans are measured against certain of these non-GAAP financial measures.

A reconciliation of the non-GAAP financial measures used in this press release to the Company’s GAAP results of operations, including an illustration of the impact of the Company’s fresh start accounting and the impact of the implementation of Statement of Accounting Position 97-2, “Software Revenue Recognition” (SOP 97-2) is attached to this press release and is also available at www.sgi.com/company_info/investors.

SGI Reports First Quarter Fiscal Year 2009 Results/3

Conference Call

SGI will conduct a conference call today at 2 p.m. Pacific Standard Time (PST) to provide additional details. The Webcast and presentation materials are available at www.sgi.com/company_info/investors/webcast.html. The conference call can be accessed by dialing (877) 495-0297, or (706) 643-9931 for participants outside of North America, conference ID: 70003451. An audio replay of this call will be available after 5 p.m. PST today at (800) 642-1687 or (706) 645-9291 (passcode: 70003451) and will be available until November 11, 2008. After November 11, 2008, the call will be available as an archived Webcast. All links to the archived Webcast, presentation materials and audio replay are available through the SGI web site at www.sgi.com/company_info/investors/.

SGI - Innovation for Results™

SGI, also known as Silicon Graphics, Inc. (NASDAQ: SGIC), is a leader in high-performance computing. SGI delivers a complete range of high-performance server and storage solutions along with industry-leading professional services and support that enable its customers to overcome the challenges of complex data-intensive workflows and accelerate breakthrough discoveries, innovation and information transformation. SGI solutions help customers solve their computing challenges whether it’s enhancing the quality of life through drug research, designing and manufacturing safer and more efficient cars and airplanes, studying global climate, providing technologies for homeland security and defense, or helping enterprises manage large data. With offices worldwide, the Company is headquartered in Sunnyvale, California, and can be found on the Web at www.sgi.com.

Note: SGI corporate phone numbers have changed. The new main number for SGI corporate headquarters is 408-524-1980. Effective immediately, all numbers featuring the 650 area code are no longer in service. These changes will not affect the earnings call numbers provided.

—end—

© 2008 SGI. All rights reserved. SGI, the SGI cube, Silicon Graphics VUE and the SGI logo are registered trademarks of SGI in the United States and/or other countries worldwide. All other trademarks mentioned herein are the property of their respective owners.

This press release contains forward-looking statements, including statements relating to expense controls, cash management and new products, that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including the risks and uncertainties discussed under the caption “Risk Factors” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. SGI disclaims any intent or obligation to update these forward-looking statements.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts, unaudited)

	Three Months Ended
	September 26, 2008	September 28, 2007
Product and other revenue	$44,531	$40,142
Product revenue from related party (1)	684	5,454
Global services revenue	47,544	45,489

Total revenue	92,759	91,085
Costs and expenses:
Cost of product and other revenue	34,849	37,692
Cost of global services revenue	28,664	25,889
Research and development	15,096	13,296
Selling, general and administrative	36,862	41,224
Other operating expense, net	3,809	175

Total costs and expenses	119,280	118,276

Operating loss	(26,521)	(27,191)
Interest expense	(1,019)	(1,413)
Interest expense from related parties	(3,124)	(1,539)
Interest and other income (expense), net	(381)	(383)

Loss before income taxes	(31,045)	(30,526)
Income tax provision	2,652	5,667

Net loss	$(33,697)	$(36,193)

Net loss per share:
Basic	$(2.91)	$(3.25)

Diluted	$(2.91)	$(3.25)

Weighted-average shares used to compute net loss per share:
Basic	11,597	11,125

Diluted	11,597	11,125

(1)	Represents product sales to SGI Japan, a related party of which we owned a 10% interest at September 26, 2008 and at September 28, 2007.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 26, 2008	June 27, 2008
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$36,186	$39,552
Short-term marketable investments	179	258
Short-term restricted investments	2,330	4,292
Accounts receivable, net	68,819	53,816
Inventories, net	51,370	72,601
Prepaid expenses	7,098	7,772
Other current assets	82,139	51,720

Total current assets	248,121	230,011
Restricted investments	1,846	1,872
Property and equipment, net	36,363	40,917
Other intangibles, net	50,481	55,399
Other non-current assets, net	93,621	86,996

Total assets	$430,432	$415,195

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$31,917	$34,492
Accrued compensation	25,737	28,878
Income taxes payable	3,549	2,798
Other current liabilities	44,260	39,744
Current portion of long-term debt	17,000	12,750
Current portion of deferred revenue	163,819	126,138

Total current liabilities	286,282	244,800
Long-term debt	116,407	119,750
Non-current portion of deferred revenue	80,105	70,524
Long-term income taxes payable	23,124	23,715
Other non-current liabilities	13,184	12,782

Total liabilities	519,102	471,571
Total stockholders’ deficit	(88,670)	(56,376)

Total liabilities and stockholders’ deficit	$430,432	$415,195

Calculation of Non-GAAP Quarterly Results of Operations and Adjusted EBITDAR

Three Months Ended:		26-Sep-08	27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07
		(in thousands)
Total revenue (GAAP)		$92,759	$93,869	$79,078	$90,111	$91,085
Plus:	Fresh-start accounting adjustments	826	1,557	2,046	2,094	3,835
	SOP 97-2 revenue deferrals (1)	23,935	26,035	(253)	16,935	25,813

	Non-GAAP total revenue	117,520	121,461	80,871	109,140	120,733
Cost of revenue (GAAP)		63,513	64,351	60,484	62,248	63,581
Plus:	Fresh-start accounting adjustments	(1,126)	(1,274)	(1,492)	(3,834)	(2,762)
	SOP 97-2 revenue deferrals (1)	19,933	13,738	286	11,794	18,576
	Depreciation & amortization - Linux Networx	(140)	(130)	(45)	—	—
	Stock-based compensation expense	(66)	(90)	(84)	8	(87)

	Non-GAAP cost of revenue	82,114	76,595	59,149	70,216	79,308
Research and development expense (GAAP)		15,096	14,308	16,520	14,464	13,296
Plus:	Fresh-start accounting adjustments	(2)	(169)	(108)	(12)	47
	Depreciation & amortization - Linux Networx	(147)	(226)	(60)	—	—
	Write-off of in-process R&D - Linux Networx	—	—	(2,400)	—	—
	Stock-based compensation expense	(373)	(317)	(320)	(253)	(309)

	Non-GAAP research and development expense	14,574	13,596	13,632	14,199	13,034
Selling, general and administrative expenses (GAAP)		36,862	43,179	42,484	44,163	41,224
Plus:	Fresh-start accounting adjustments	(1,864)	(2,710)	(2,545)	(2,525)	(2,076)
	Depreciation & amortization - Linux Networx	(252)	(173)	(118)	—	—
	Stock-based compensation expense	(808)	(724)	(705)	(530)	(718)

	Non-GAAP selling, general and administrative expenses	33,938	39,572	39,116	41,108	38,430
Other operating expenses (GAAP)		3,809	603	230	20	175
Plus:	Restructuring and bankruptcy related expenses	(3,809)	(603)	(230)	(20)	(175)

	Non-GAAP other operating expenses	—	—	—	—	—
Operating expenses (GAAP)		55,767	58,090	59,234	58,647	54,695
Plus:	Fresh-start accounting adjustments	(1,866)	(2,879)	(2,653)	(2,537)	(2,029)
	Stock-based compensation expense	(1,181)	(1,041)	(1,025)	(783)	(1,027)
	Goodwill impairment	—	—	—	—	—
	Depreciation & amortization - Linux Networx	(399)	(399)	(178)	—	—
	Write-off of in-process R&D - Linux Networx	—	—	(2,400)	—	—
	Restructuring and bankruptcy related expenses	(3,809)	(603)	(230)	(20)	(175)

	Non-GAAP operating expenses	48,512	53,168	52,748	55,307	51,464
Operating income (loss) (GAAP)		(26,521)	(28,572)	(40,640)	(30,784)	(27,191)
Plus:	Fresh-start accounting adjustments	3,817	5,710	6,191	8,465	8,626
	SOP 97-2 revenue deferrals (1)	4,002	12,297	(539)	5,141	7,237
	Stock-based compensation expense	1,247	1,131	1,109	775	1,114
	Depreciation & amortization - Linux Networx	539	529	223	—	—
	Write-off of in-process R&D - Linux Networx	—	—	2,400	—	—
	Restructuring and bankruptcy related expenses	3,809	603	230	20	175

	Non-GAAP operating income (loss):	(13,106)	(8,302)	(31,026)	(16,383)	(10,039)

Plus:	Depreciation	6,081	5,306	5,375	5,414	6,224
	Adjusted EBITDAR	(7,025)	(2,996)	(25,651)	(10,969)	(3,815)

Three Months Ended:		26-Sep-08	27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07
		(in thousands)
Products revenue (GAAP)		$45,215	$46,316	$35,932	$43,413	$45,596
Plus:	Fresh-start accounting adjustments	—	—	306	196	22
	SOP 97-2 revenue deferrals (1)	19,853	23,242	(491)	15,817	24,688

	Non-GAAP products revenue	65,068	69,558	35,747	59,426	70,306
Global services revenue (GAAP)		47,544	47,553	43,146	46,698	45,489
Plus:	Fresh-start accounting adjustments	826	1,557	1,740	1,898	3,813
	SOP 97-2 revenue deferrals (1)	4,082	2,793	238	1,118	1,125

	Non-GAAP global services revenue	52,452	51,903	45,124	49,714	50,427
Total revenue (GAAP)		92,759	93,869	79,078	90,111	91,085
Plus:	Fresh-start accounting adjustments	826	1,557	2,046	2,094	3,835
	SOP 97-2 revenue deferrals (1)	23,935	26,035	(253)	16,935	25,813

	Non-GAAP total revenue	117,520	121,461	80,871	109,140	120,733
Products cost of revenue (GAAP)		34,849	32,743	32,038	34,938	37,692
Plus:	Fresh-start accounting adjustments	(1,126)	(1,196)	(1,588)	(3,789)	(2,718)
	SOP 97-2 revenue deferrals (1)	15,918	14,290	(50)	9,913	18,092
	Depreciation & amortization - Linux Networx	(50)	(50)	(24)	—	—
	Stock-based compensation expense	(40)	(38)	(39)	(34)	(27)

	Non-GAAP products cost of revenue	49,551	45,749	30,337	41,028	53,039
Global services cost of revenue (GAAP)		28,664	31,608	28,446	27,310	25,889
Plus:	Fresh-start accounting adjustments	—	(78)	96	(45)	(44)
	SOP 97-2 revenue deferrals (1)	4,015	(552)	336	1,881	484
	Depreciation & amortization - Linux Networx	(90)	(80)	(21)	—	—
	Stock-based compensation expense	(26)	(52)	(45)	42	(60)

	Non-GAAP global services cost of revenue	32,563	30,846	28,812	29,188	26,269
Cost of revenue (GAAP)		63,513	64,351	60,484	62,248	63,581
Plus:	Fresh-start accounting adjustments	(1,126)	(1,274)	(1,492)	(3,834)	(2,762)
	SOP 97-2 revenue deferrals (1)	19,933	13,738	286	11,794	18,576
	Depreciation & amortization - Linux Networx	(140)	(130)	(45)	—	—
	Stock-based compensation expense	(66)	(90)	(84)	8	(87)

	Non-GAAP cost of revenue	82,114	76,595	59,149	70,216	79,308
Products gross profit (GAAP)		10,366	13,573	3,894	8,475	7,904
Plus:	Fresh-start accounting adjustments	1,126	1,196	1,894	3,985	2,740
	SOP 97-2 revenue deferrals (1)	3,935	8,952	(441)	5,904	6,596
	Depreciation & amortization - Linux Networx	50	50	24	—	—
	Stock-based compensation expense	40	38	39	34	27

	Non-GAAP products gross profit	15,517	23,809	5,410	18,398	17,267
	Non-GAAP products gross profit margin	23.8%	34.2%	15.1%	31.0%	24.6%
Global services gross profit (GAAP)		18,880	15,945	14,700	19,388	19,600
Plus:	Fresh-start accounting adjustments	826	1,635	1,644	1,943	3,857
	SOP 97-2 revenue deferrals (1)	67	3,345	(98)	(763)	641
	Depreciation & amortization - Linux Networx	90	80	21	—	—
	Stock-based compensation expense	26	52	45	(42)	60

	Non-GAAP global services gross profit	19,889	21,057	16,312	20,526	24,158
	Non-GAAP global services gross profit margin	37.9%	40.6%	36.1%	41.3%	47.9%
Gross profit (GAAP)		29,246	29,518	18,594	27,863	27,504
Plus:	Fresh-start accounting adjustments	1,952	2,831	3,538	5,928	6,597
	SOP 97-2 revenue deferrals (1)	4,002	12,297	(539)	5,141	7,237
	Depreciation & amortization - Linux Networx	140	130	45	—	—
	Stock-based compensation expense	66	90	84	(8)	87

	Non-GAAP gross profit	35,406	44,866	21,722	38,924	41,425
	Non-GAAP gross profit margin	30.1%	36.9%	26.9%	35.7%	34.3%

(1)	The non-GAAP adjustments for SOP 97-2 are indicative of the revenue results the Company would have recorded without the effect of SOP 97-2, although these are unaudited adjustments. We believe that this presentation more closely matches the results that would have been recorded had SAB 104 been applied, in which case the revenue for the hardware components of the arrangement would have been recorded when those deliverables were completed, and the primary remaining deliverable is customer support. Generally, this presentation matches the timing of billings to customers for the hardware deliverables, and therefore allows more transparency to cashflows.

Calculation of Non-GAAP Revenue by Reporting Segment

Three Months Ended:		26-Sep-08	27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07
		(in thousands)
Computer Systems Products:

	Shared Memory (GAAP)	$17,751	$21,179	$13,621	$17,577	$19,323
Plus:	Fresh-start accounting adjustments	—	—	306	196	22
	SOP 97-2 revenue deferrals	405	(601)	(1,950)	6,167	16,788

	Non-GAAP shared memory products revenue	18,156	20,578	11,977	23,940	36,133

	Cluster products (GAAP)	9,605	8,193	7,581	3,918	10,215
Plus:	Fresh-start accounting adjustments	—	—	—	—	—
	SOP 97-2 revenue deferrals	16,233	16,735	1,603	6,157	4,099

	Non-GAAP cluster products revenue	25,838	24,928	9,184	10,075	14,314

	Storage products revenue (GAAP)	12,222	9,480	7,646	12,856	7,742
Plus:	Fresh-start accounting adjustments	—	—	—	—	—
	SOP 97-2 revenue deferrals	1,203	4,203	203	2,303	3,377

	Non-GAAP storage products revenue	13,425	13,683	7,849	15,159	11,119

	Software products revenue (GAAP)	2,235	3,417	2,231	2,437	2,580
Plus:	Fresh-start accounting adjustments	—	—	—	—	—
	SOP 97-2 revenue deferrals	2,055	—	—	—	—

	Non-GAAP software products revenue	4,290	3,417	2,231	2,437	2,580

	Other Revenue (GAAP)	3,402	4,047	4,854	6,625	5,736
Plus:	Fresh-start accounting adjustments	—	—	—	—	—
	SOP 97-2 revenue deferrals	(43)	2,905	(348)	1,190	424

	Non-GAAP other revenue	3,359	6,952	4,506	7,815	6,160

	Non-GAAP computer systems products revenue	65,068	69,558	35,747	59,426	70,306

Services:

	Customer support (GAAP)	36,838	36,784	35,163	40,193	38,231
Plus:	Fresh-start accounting adjustments	826	1,557	1,345	1,898	3,813
	SOP 97-2 revenue deferrals	(77)	171	(316)	(2,215)	77

	Non-GAAP customer support revenue	37,587	38,512	36,192	39,876	42,121

	Professional services (GAAP)	10,706	10,769	7,983	6,505	7,258
Plus:	Fresh-start accounting adjustments	—	—	395	—	—
	SOP 97-2 revenue deferrals	4,159	2,622	554	3,333	1,048

	Non-GAAP professional services revenue	14,865	13,391	8,932	9,838	8,306

	Non-GAAP global services revenue	52,452	51,903	45,124	49,714	50,427

	Non-GAAP revenue	$117,520	$121,461	$80,871	$109,140	$120,733

Calculation of Non-GAAP Quarterly Products Standard Profit Margin

Three Months Ended:		26-Sep-08	27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07
		(in thousands)
Total products revenue (GAAP)		45,215	$46,316	$35,932	$43,413	$45,596
Less:	Other revenue	(238)	(305)	(1,015)	(286)	(395)
Plus:	Fresh-start accounting adjustments	—	—	306	196	22
	SOP 97-2 revenue deferrals	19,853	23,242	(491)	15,817	24,688

	Non-GAAP total products revenue	64,830	69,253	34,732	59,140	69,911
Products standard cost of revenue (GAAP)		24,250	23,575	20,549	24,919	28,163
Plus:	Fresh-start accounting adjustments	—	—	(441)	(2,521)	(1,555)
	SOP 97-2 revenue deferrals	15,918	14,290	(50)	9,913	18,092

	Non-GAAP products standard cost of revenue	40,168	37,865	20,058	32,311	44,700
Products standard margin (GAAP)		20,727	22,436	14,368	18,208	17,038
Plus:	Fresh-start accounting adjustments	—	—	747	2,717	1,577
	SOP 97-2 revenue deferrals	3,935	8,952	(441)	5,904	6,596

	Non-GAAP products standard margin	24,662	31,388	14,674	26,829	25,211
	Non-GAAP products standard margin	38.0%	45.3%	42.2%	45.4%	36.1%

Calculation of Non-GAAP Quarterly Backlog

Three Months Ended:		26-Sep-08	27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07
		(in thousands)
Total beginning backlog (GAAP)		$241,287	$202,146	$163,215	$112,847	$88,679
Plus:	Bookings	58,284	96,226	82,846	100,286	77,022
	Products and professional services revenue (GAAP)	(55,921)	(57,085)	(43,915)	(49,918)	(52,854)

	Total ending backlog (GAAP)	$243,650	$241,287	$202,146	$163,215	$112,847

Total non-GAAP beginning backlog		$147,023	$133,746	$95,579	$64,557	$66,147
Plus:	Bookings	58,284	96,226	82,846	100,286	77,022
	Non-GAAP products and professional services revenue	(79,933)	(82,949)	(44,679)	(69,264)	(78,612)

	Total non-GAAP ending backlog	$125,374	$147,023	$133,746	$95,579	$65,025